UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2026

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RED VIOLET, INC.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-38407 (Commission File Number)	82-2408531 (I.R.S. Employer Identification Number)

2650 North Military Trail, Suite 300, Boca Raton, FL 33431
(Address of principal executive offices)

561-757-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDVT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The preliminary financial information for the three months ended June 30, 2026 set forth under Item 7.01 below is incorporated into this Item 2.02 by reference.

Item 7.01 Regulation FD Disclosure.

Estimated Preliminary Results for the Three Months Ended June 30, 2026

Set forth below are certain estimated and unaudited preliminary financial results and other information of Red Violet, Inc. (the “Company”) for the three months ended June 30, 2026. These estimates are based on the information currently available to the Company and are subject to the completion of the Company’s financial closing procedures. The Company has provided estimates, rather than specific amounts, because these results are preliminary and subject to change. The Company’s financial closing procedures for the three months ended June 30, 2026 are not yet complete and, as a result, the Company’s actual results may vary from the estimated preliminary results presented here.

These estimates should not be viewed as a substitute for the Company’s full interim or annual financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Further, the Company’s preliminary estimated results are not necessarily indicative of the results to be expected for any future period as a result of various factors, including, but not limited to, those discussed in the sections titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s periodic reports filed with the SEC. Accordingly, you should not place undue reliance on these estimated preliminary financial results.

The preliminary financial results presented below have been prepared by, and are the responsibility of, the Company’s management. The Company’s independent registered public accounting firm, Grant Thornton LLP, has not audited, reviewed, compiled, or performed agreed-upon procedures with respect to these estimated preliminary financial results. Accordingly, Grant Thornton LLP does not express an opinion or any other form of assurance with respect thereto.

The following are the Company’s estimated preliminary financial results and key operating metrics for the three months ended June 30, 2026:

Three Months Ended June 30, 2026
($ in thousands)	(Estimated)
Revenue	$26,710
Net income	$4,960
Adjusted EBITDA(1)	$11,220
Net income margin	19%
Adjusted EBITDA margin(1)	42%

(1) See “Reconciliation of GAAP to Non-GAAP Financial Measures” below and the reconciliation of adjusted EBITDA and adjusted EBITDA margin to their most comparable GAAP measures for additional information.

Reconciliation of GAAP to Non-GAAP Financial Measures

Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures that are not prepared in accordance with GAAP and that may be different from non-GAAP financial measures used by other companies. Our management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Adjusted EBITDA is a non-GAAP financial measure equal to net income, the most directly comparable financial measure based on GAAP, excluding interest income, income tax expense, depreciation and amortization, share-based compensation expense, acquisition-related costs, litigation costs, and write-off of long-lived assets. We define adjusted EBITDA margin as adjusted EBITDA as a percentage of revenue.

The following is a reconciliation of net income, the most directly comparable GAAP financial measure, to adjusted EBITDA:

Three Months Ended June 30, 2026
($ in thousands)	(Estimated)
Net income	$4,960
Interest income	(390)
Income tax expense	1,520
Depreciation and amortization	2,780
Share-based compensation expense	2,230
Acquisition-related costs	40
Litigation costs	80
Write-off of long-lived assets	-
Adjusted EBITDA	$11,220
Revenue	$26,710

Net income margin	19%
Adjusted EBITDA margin	42%

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipate,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These forward-looking statements include, but are not limited to, the Company’s preliminary financial results. These forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K and are advised to consider the factors listed above together with the additional factors under the heading “Forward-Looking Statements” and “Risk Factors” in Red Violet’s Form 10-K for the year ended December 31, 2025, filed on March 4, 2026, as may be supplemented or amended by the Company’s other filings with the SEC. Red Violet undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104 Cover page Interactive Data File (embedded within the inline XBRL file).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Violet, Inc.

Date: August 5, 2026	By:	/s/ Derek Dubner
Derek Dubner
Chief Executive Officer (Principal Executive Officer)